EXHIBIT 23


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                        [S.R. Snodgrass, A.C. Letterhead]





                         CONSENT OF INDEPENDENT AUDITORS




         We consent to the incorporation by reference in this Registration Statement of SFSB Holding Company on Form S-8 of our report dated February 16, 2001 appearing in the Annual Report on Form 10-KSB of SFSB Holding Company for the year ended December 31, 2000.


                                                   /s/S.R. Snodgrass, A.C.
                                                   -----------------------------
                                                   S.R. Snodgrass, A.C.


Wexford, Pennsylvania
March 13, 2001